--------------------------------------------------------------------------------
CORPORATE FIXED INCOME
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Alliance Bond Fund
Corporate Bond
Portfolio

Annual Report
June 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 20, 2002

Dear Shareholder:

This report contains investment results, strategy and outlook for Alliance Bond Fund Corporate Bond Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2002. As previously announced, Wayne D. Lyski is retiring as the person principally responsible for the day-to-day management of the Fund's portfolio, and is being replaced in an orderly transition by a team headed by Lawrence Shaw and Michael Snyder. They have 40 years of combined investment experience.

Investment Objectives and Policies

The primary objective of this open-end fund is to maximize income over the long-term, to the extent consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio seeks capital appreciation. To achieve its objectives, the Portfolio invests primarily in corporate bonds. The Portfolio may also hold debt securities issued by the U.S. and foreign governments. While the Portfolio invests primarily in investment-grade debt securities (currently 65%), it may also invest a significant amount of its assets in lower-rated debt securities.

Investment Results

The following table shows how the Portfolio performed over the past six- and 12-month periods ended June 30, 2002. For comparison, we have included the Lehman Brothers (LB) Long BAA U.S. Credit Index, a measure of the performance of a basket of unmanaged corporate debt securities. We have also included the performance for the Lipper Corporate Debt BBB-Rated Funds Average, the average performance of a group of similar corporate bond funds.

INVESTMENT RESULTS*

Periods Ended June 30, 2002

                                                         ----------------------
                                                              Total Returns
                                                         ----------------------
                                                         6 Months     12 Months
--------------------------------------------------------------------------------
Alliance Bond
Fund Corporate
Bond Portfolio
  Class A                                                  -8.92%       -5.51%
--------------------------------------------------------------------------------
  Class B                                                  -9.24%       -6.23%
--------------------------------------------------------------------------------
  Class C                                                  -9.24%       -6.23%
--------------------------------------------------------------------------------
Lehman Brothers
Long BAA U.S.
Credit Index                                                0.23%        5.41%
--------------------------------------------------------------------------------
Lipper Corporate
Debt BBB-Rated
Funds Average                                               1.64%        5.23%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Long BAA U.S. Credit Index is a measure of corporate and non-


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended June 30, 2002, the Lipper Average consisted of 172 and 158 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any particular investment, including Alliance Bond Fund Corporate Bond Portfolio.

      Additional investment results appear on pages 7-11.

Since our last report, financial market volatility increased significantly with the revelation of accounting irregularities, corporate fraud and a slowing recovery. Many investors in equity securities in times of market turmoil often seek the safe harbor of fixed income securities. However, the Portfolio did not escape the effects of the recent turmoil and underperformed its benchmark, the LB Long BAA U.S. Credit Index.

The Portfolio's underperformance, relative to the LB Long BAA U.S. Credit Index, was largely attributable to a handful of securities. Security selection within the corporate sector, specifically our overweight in the telecommunications subsector, was the primary source of the Portfolio's underperformance. Specific corporate issues that detracted meaningfully from performance included WorldCom, Qwest Capital Funding, Inc., AT&T Wireless Services, Inc., AOL Time Warner, Inc. and AT&T Corp.

Buffeted by fraud, accounting irregularities, wholesale ratings cuts and guilt by association, the cable and the wireless telecommunications sectors and WorldCom led to the Portfolio's significant underperformance during the period. Due to the recent disclosure of self-dealing, off-balance sheet leverage, accounting irregularities and unreliable subscriber counts, Adelphia Communications was quickly forced to file Chapter 11 in June 2002. This series of events placed a very critical spotlight on the cable sector, which caused a significant revaluation of cable assets in both the equity and fixed income markets. While many of the issues scrutinized were specific to the plight of Adelphia, the market is clearly concerned about the potential for new revelations in other high yield cable names like Charter Communications Holdings LLC, Cable-vision and Mediacom Broadband LLC. Based on our own review, we feel these credits have been oversold. We are, however, reviewing the Portfolio's positions in the cable sector in light of reduced sector valuations.

The wireless sector, which had suffered after September 11 due to reduced subscriber additions and greater scrutiny


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

of leveraged balance sheets, continued to experience heavy selling pressure and precipitously lower bond prices. Stoking the fire further was an unexpected wholesale downgrading of the entire wireless telecommunications sector by Moody's due to concerns over the material slowdown in subscriber additions, mature market conditions and difficulty for the market to support six national carriers competing on price. None of these issues are particularly new to the market, but they are much less tolerable in an overly cautious environment that has been peppered with negative surprises.

Finally, WorldCom's sell off on June 26 triggered one of the worst one day losses in the history of the high yield market. The WorldCom revelation dealt a significant blow to the financial markets with its bond prices falling 25 to 60 points, depending on the issue. Over the preceding two months, we had been positioning WorldCom bonds into our high yield portfolios in addition to our existing position in Intermedia (a subsidiary of WorldCom) following its credit rating downgrade to non-investment grade, and in anticipation of its entry into the high yield market indices. In fact, after its downgrade, WorldCom became the largest issuer in the high yield market, as represented in most high yield indices. We continued to perform extensive research on the company, analyzing all of the fundamental credit metrics of the company and conducted a thorough analysis of liquidity. However, valuation and recovery is very difficult, if not impossible, to assess given the magnitude of the fraud. Therefore, we have exited the Portfolio's position in WorldCom short paper and will hold the Intermedia securities (which are over collateralized by virtue of an intercompany note from WorldCom) for the time being.

Other contributors to the Portfolio's underperformance were its zero exposure to agency securities and its barbelled duration structure.

Market Overview

As we entered 2002, signs of a global economic turnaround appeared, helped by ample global liquidity and a rebound in G-7 nation growth (The G-7 nations are a group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States). In the U.S., economic growth surpassed expectations for both the fourth quarter of 2001 and first quarter of 2002; GDP was 2.7% and 5.0%, respectively. Economic growth was boosted by robust consumer spending, housing and accommodative monetary policy (low interest rates) and fiscal policy (tax reductions and increased government spending). However, continued weakness in the labor market, anemic business spending and a sharp decline in equity valuations led to uneven growth that dampened prospects for a stronger recovery. The U.S. Federal Reserve moved to a neutral stance and maintained interest rates at an accommodative 1.75%.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

The U.S. high grade bond market was the beneficiary of a crisis in confidence by investors and a subsequent decline in the stock market caused by corporate accounting scandals. Investors turned to the safety of fixed income securities during the period, particularly secure bonds such as commercial backed securities (CBS), asset backed securities (ABS) and mortgage backed securities
(MBS) up 6.34%, 4.45% and 4.51%, respectively, offering yield with safety. Agency securities (up 4.08%) also outperformed the broader fixed income market with Treasury (up 3.61%) and corporate (up 2.63%) components of the LB Aggregate Bond Index underperforming.

Corporate market volatility was high throughout the period. Aggressive rating-agency downgrades, due to changes in methodology, added to investors' building anxiety about the integrity of corporate management. Still, the biggest shock to the market came in late June, when WorldCom announced that it had overstated earnings for 2001 and first quarter 2002 by close to $3.9 billion. WorldCom bonds declined in value by 70%-80% as a result and, in a contagion effect, other telecommunications prices deteriorated as well. As a result, the corporate market was highly bifurcated.

Despite indications that the U.S. economy is on the rebound, the high yield market has been negatively impacted by concerns regarding accounting irregularities, negative earnings surprises and declining equity valuations. The positive returns of the first quarter have been erased by the poor performance of primarily four sectors: telecommunications, cable, technology and utilities.

Volatility has increased as a result of the heightened regulatory and accounting scrutiny. Pressure from the ratings agencies and an unprecedented number of "fallen angels" (investment grade rated companies that have been downgraded to below investment grade), such as WorldCom, Qwest, Tyco, and Dynegy, have also contributed to the volatility.

Investment Strategy

Risk aversion returned to the U.S. credit markets in the second half of the reporting period, particularly in the telecommunications subsector. As a result, we reduced the Portfolio's exposure to the telecommunications sector. In our view, events had led to an asymmetric profile of expected returns, in which volatility in the credit markets would remain high. During the period, we opportunistically employed holdings in U.S. Treasuries to provide a liquid profile.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

In the credit sensitive arena, much of the Portfolio's adjustments in security holdings were in the telecommunications sector. Apart from WorldCom, as discussed above, other activity in the telecommunications arena included eliminating our Qwest, British Telecom and Verizon positions, and trimming exposure to Sprint. We added to the Portfolio's position in autos by purchasing Ford Motor Co. Finally, the new issue market gave us the opportunity to add high quality issues at attractive spreads.

Diminished expectations of tighter monetary policy in the coming period caused us to reduce the Portfolio's barbelled duration structure. We are currently targeting a neutral duration structure in light of expectations of a continued steep yield curve.

Market Outlook

We continue to expect the economic recovery in the U.S. to advance throughout the year, however, at a slower pace than expected. Weakness in the U.S. equity market, along with rising concerns over corporate integrity, will slow the recovery of the business sector where the recession was the most severe. Consequently, the U.S. Federal Reserve will remain on hold for the rest of the year. In this environment, the yield curve will remain steep, with little likelihood of interest rates rising.

The neutral duration structure recently adopted in the Portfolio will likely remain in place until it becomes clear that the U. S. Federal Reserve is close to tightening monetary policy. Volatility in the credit sensitive markets will remain high until equity market weakness and concerns over corporate management's credibility subside. The Portfolio is currently structured with a more liquid bias, affording us the flexibility to capture future opportunities. Longer-term, healthy economic fundamentals coupled with attractive valuations should support an overweighted allocation to the credit sensitive sectors. In the meantime, a diversified overweight position in the non-government sectors should provide both a yield and total return advantage for the remainder of the year.

We remain vigilant in our investment and research efforts. Unfortunately, financial fraud can be perpetrated on the market, challenging fundamental research; ultimately fundamental research will more often than not work to separate fact from emotion and permit us to deliver the investment returns that our clients seek.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting its progress to you in the future.


Sincerely,


/s/ John D. Carifa
John D. Carifa
Chairman and President


/s/ Lawrence J. Shaw
Lawrence J. Shaw
Vice President


/s/ Michael A. Snyder
Michael A. Snyder
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Lawrence J. Shaw

[PHOTO]     Michael A. Snyder

Portfolio Managers, Lawrence J. Shaw and Michael A. Snyder, have 40 years of combined investment experience.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/92 TO 6/30/02

                                       Lehman Brothers     Lipper Corporate
                   Alliance Bond Fund     Long BAA           Debt BBB-
                     Corporate Bond      US Credit         Rated Funds
                      Portfolio          Bond Index           Average
-------------------------------------------------------------------------------
   6/30/92             $ 9,577             $10,000             $10,000
   6/30/93             $12,414             $11,608             $11,470
   6/30/94             $12,095             $11,167             $11,334
   6/30/95             $13,699             $13,423             $12,873
   6/30/96             $15,362             $14,084             $13,651
   6/30/97             $17,910             $15,646             $15,115
   6/30/98             $19,463             $17,932             $16,746
   6/30/99             $18,668             $17,794             $16,865
   6/30/00             $19,433             $18,065             $17,247
   6/30/01             $21,770             $20,252             $18,901
   6/30/02             $20,570             $21,348             $19,722



[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Lehman Brothers Long BAA U.S. Credit Index:                              $21,348

Alliance Bond Fund Corporate Bond Portfolio Class A:                     $20,570

Lipper Corporate Debt BBB-Rated Funds Average:                           $19,722

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Corporate Bond Portfolio Class A shares at net asset value
(NAV) (from 6/30/92 to 6/30/02) as compared to the performance of an appropriate broad-based index and the Lipper Corporate Debt BBB-Rated Funds Average. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Long BAA U.S.Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity.

The unmanaged Lipper Corporate Debt BBB-Rated Funds Average reflects performance of 23 funds (based on the number of funds in the average from 6/30/92 to 6/30/02). These funds have generally similar investment objectives to Alliance Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund Corporate Bond Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED.]

     Alliance Bond Fund Corporate Bond Portfolio--Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                          Alliance          Lehman       Lipper Corporate
                          Bond Fund        Brothers          Debt BBB-
                          Corporate        Long BAA         Rated Funds
                       Bond Portfolio  U.S. Credit Index      Average
--------------------------------------------------------------------------------
      6/30/93               29.62%           16.08%           14.70%
      6/30/94               -2.58%           -3.80%           -1.42%
      6/30/95               13.26%           20.20%           13.17%
      6/30/96               12.14%            4.93%            5.90%
      6/30/97               16.59%           11.09%           10.21%
      6/30/98                8.66%           14.61%           10.47%
      6/30/99               -4.08%           -0.77%            0.60%
      6/30/00                4.11%            1.52%            2.38%
      6/30/01               12.03%           12.10%            9.54%
      6/30/02               -5.51%            5.41%            5.23%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB-Rated Funds Average (the Lipper Average) is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the 10-year period from 6/30/92 to 6/30/02, the Lipper Average consisted of 23 funds. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2002

INCEPTION DATES

Class A Shares
3/11/74
Class B Shares
1/8/93
Class C Shares
5/3/93

PORTFOLIO STATISTICS

Net Assets ($mil):1,158.8

SECURITY TYPE

      4.1%  Preferred Stock                     [PIE CHART OMITTED]
      3.8%  Sovereign Debt



Corporate

     10.4%  Financial
      9.7%  Public Utilities-Electric & Gas
      9.3%  Automotive
      8.0%  Communications
      6.8%  Banking
      6.3%  Energy
      6.1%  Broadcasting/Media
      5.2%  Communications-Mobile
      5.2%  Cable
      3.6%  Paper/Packaging
      3.5%  Healthcare
      2.8%  Industrial
      2.5%  Retail
      2.4%  Technology
      2.4%  Aerospace & Defense
      1.9%  Air Transportation
      1.5%  Chemicals
      1.2%  Public Utilities-Gas
      1.0%  Petroleum Products

      2.3%  Short-Term

All data as of June 30, 2002. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 9

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2002

HOLDING TYPE

     93.6%  Fixed Income
      4.1%  Preferred Stock             [PIE CHART OMITTED]
      2.3%  Short-Term Securities



COUNTRY BREAKDOWN

     96.2%  United States               [PIE CHART OMITTED]
      3.8%  Russia

All data as of June 30, 2002. The Portfolio's holding type and country breakdown are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                        1 Year         -5.51%                    -9.56%
                       5 Years          2.81%                     1.92%
                      10 Years          7.95%                     7.48%
                     SEC Yield**        7.77%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                        1 Year          -6.23%                    -8.84%
                       5 Years           2.08%                     2.08%
               Since Inception*          6.87%                     6.87%
                     SEC Yield**         7.34%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                        1 Year          -6.23%                    -7.10%
                       5 Years           2.08%                     2.08%
               Since Inception*          5.52%                     5.52%
                     SEC Yield**         7.36%

The Portfolio's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio invests a portion of its assets in foreign securities which may magnify fluctuations, particularly in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

*     Since inception: 1/8/93 Class B; 5/3/93 Class C.

** SEC Yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2002.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2002

Standard                                      Principal
& Poor's                                         Amount
Ratings+                                          (000)       U.S. $ Value
--------------------------------------------------------------------------

Corporate Debt Obligations-89.0%
       Aerospace & Defense-2.4%
BBB-   Northrop Grumman Corp.
         7.75%, 2/15/31.....................    $25,000     $   27,351,175
                                                            --------------
       Air Transportation-1.8%
AAA    Delta Air Lines, Inc.
         6.417%, 7/02/12....................     20,000         20,590,036
                                                            --------------

       Automotive-9.3%
BBB+   Ford Motor Co.
         7.45%, 7/16/31.....................     60,000         56,008,800
BBB+   General Motors Acceptance Corp.
         8.00%, 11/01/31....................     50,000         51,283,850
                                                            --------------
                                                               107,292,650
                                                            --------------

       Banking-6.7%
BBB-   Great Western Financial Trust II
         8.206%, 2/01/27....................     24,456         25,422,697
A-     Royal Bank of Scotland Group Plc
         7.648%, 8/31/49(a).................     30,000         31,474,650
AA-    UBS Preferred Funding Trust II
         7.247%, 6/26/49 (a)................     20,000         21,248,680
                                                            --------------
                                                                78,146,027
                                                            --------------

       Broadcasting/Media-6.1%
BBB+   AOL Time Warner, Inc.
         6.875%, 5/01/12....................     10,000          9,238,440
BBB-   News America, Inc.
         7.30%, 4/30/28.....................     35,000         31,310,405
BBB+   Time Warner, Inc.
         8.375%, 3/15/23....................     30,000         29,935,350
                                                            --------------
                                                                70,484,195
                                                            --------------

       Cable-5.1%
B+     Charter Communications Holdings LLC
         Zero coupon, 5/15/11(a)............      7,000          2,450,000
         10.00%, 5/15/11....................     12,590          8,561,200
         10.75%, 10/01/09...................     15,235         10,778,762
BBB    Comcast Cable Communications
         8.875%, 5/01/17....................     20,000         19,785,080
BB+    CSC Holdings, Inc.
         7.875%, 2/15/18....................     23,950         17,721,300
                                                            --------------
                                                                59,296,342
                                                            --------------


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                      Principal
& Poor's                                         Amount
Ratings+                                          (000)       U.S. $ Value
--------------------------------------------------------------------------
       Chemicals-1.5%
BB     Lyondell Chemical Co.
         9.50%, 12/15/08(b).................    $18,250     $   17,063,750
                                                            --------------

       Communications-8.0%
BBB+   AT&T Corp.
         8.00%, 11/15/31(b).................     30,000         23,613,810
BBB-   Koninklijke KPN NV
         8.00%, 10/01/10....................     40,000         40,243,280
BB     Qwest Capital Funding, Inc.
         7.25%, 2/15/11.....................     25,000         14,125,000
         7.75%, 2/15/31.....................      5,000          2,625,000
BBB+   Sprint Capital Corp.
         6.875%, 11/15/28...................     18,445         11,571,028
                                                            --------------
                                                                92,178,118
                                                            --------------

       Communications-Mobile-5.1%
BBB    AT&T Wireless Services, Inc.
         8.75%, 3/01/31.....................     48,000         37,165,872
B      Nextel Communications, Inc.
         Zero coupon, 2/15/08(a)............     11,050         5,331,625
         9.375%, 11/15/09...................     33,200         16,932,000
                                                            --------------
                                                                59,429,497
                                                            --------------
       Energy-6.3%
BBB    Devon Energy Corp.
         7.95%, 4/15/32.....................     10,000         10,788,970
BBB    Devon Financing Corp.
         7.875%, 9/30/31....................     15,000         16,043,205
BBB    Kerr-McGee Corp.
         7.875%, 9/15/31....................     20,000         22,040,980
BBB    PG&E National Energy Group, Inc.
         10.375%, 5/16/11...................      8,190          8,368,264
BBB    Valero Energy Corp.
         7.50%, 4/15/32.....................     15,000         15,095,730
                                                            --------------
                                                                72,337,149
                                                            --------------

       Financial-10.3%
A-     CIT Group Holdings, Inc.
         7.75%, 4/02/12.....................     12,000         11,833,008
NR     Finova Group, Inc.
         7.50%, 11/15/09....................     36,000         12,060,000
A      Household Finance Corp.
         7.00%, 5/15/12.....................     15,000         14,941,560
         7.625%, 5/17/32....................     11,000         10,872,653
A-     John Deere Capital Corp.
         7.00%, 3/15/12.....................     20,000         21,466,720
B3     JP Morgan HYDI B
         9.85%, 5/15/07(c)..................     54,000         48,127,500
                                                            --------------
                                                               119,301,441
                                                            --------------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                      Principal
& Poor's                                         Amount
Ratings+                                          (000)       U.S. $ Value
--------------------------------------------------------------------------

       Healthcare-3.4%
BBB-   HealthSouth Corp.
         7.625%, 6/01/12(b).................    $40,000     $   39,924,800
                                                            --------------

       Industrial-2.8%
BBB    Waste Management, Inc.
         7.75%, 5/15/32(b)..................     32,500         32,705,010
                                                            --------------

       Paper/Packaging-3.6%
BBB    Weyerhaeuser Co.
         7.125%, 7/15/23....................     10,000         10,075,250
         7.375%, 3/15/32(b).................     31,000         31,560,263
                                                            --------------
                                                                41,635,513
                                                            --------------

       Petroleum Products-1.0%
Baa1   Petrobras International Finance Co.
         9.75%, 7/06/11(c)..................     15,000         11,737,500
                                                            --------------

       Public Utilities - Electric
         & Gas-9.6%
BBB    Aquila, Inc.
         11.875%, 7/01/12(b)................     17,500         17,369,625
BBB-   Calenergy Co., Inc.
         8.48%, 9/15/28.....................     30,000         33,012,480
BBB-   Dominion Resources Capital Trust III
         8.40%, 1/15/31.....................     44,000         46,425,456
BBB-   PSE&G Energy Holdings, Inc.
         8.50%, 6/15/11.....................     11,750         10,987,613
         10.00%, 10/01/09...................      4,000          4,030,384
                                                            --------------
                                                               111,825,558
                                                            --------------

       Public Utilities-Gas-1.1%
BBB    Coastal Corp.
       7.42%, 2/15/37.......................     15,700         13,302,060
                                                            --------------

       Retail-2.5%
A-     Sears Roebuck Acceptance Corp.
       7.00%, 6/01/32.......................     30,000         28,825,710
                                                            --------------
       Technology-2.4%
B+     Lucent Technologies, Inc.
         6.45%, 3/15/29.....................     34,500         17,940,000
A-     Science Applications
         International Corp.
         6.25%, 7/01/12(b)..................     10,000          9,746,000
                                                            --------------
                                                                27,686,000
                                                            --------------

       Total Corporate Debt Obligations
         (cost $1,111,873,361)..............                 1,031,112,531
                                                            --------------


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                              Shares or
Standard                                      Principal
& Poor's                                         Amount
Ratings+                                          (000)       U.S. $ Value
--------------------------------------------------------------------------

       Preferred Stock-4.1%
       Communications-4.1%
BBB+   Centaur Funding Corp.
         Series B(b)
         (cost $50,261,475).................     49,000     $   47,549,012
                                                            --------------

       Sovereign Debt Obligations-3.8%
       Russia-3.8%
B+     Russian Federation
         5.00%, 3/31/30(b)
         (cost $27,670,278).................    $62,500         43,515,625
                                                            --------------

       Short-Term Investment-2.2%
       Time Deposit-2.2%
         State Street Euro Dollar
         1.75%, 7/01/02
         (cost $26,100,000).................     26,100         26,100,000
                                                            --------------

       Total Investments-99.1%
         (cost $1,215,905,114)..............                 1,148,277,168
       Other assets less liabilities-0.9%...                    10,519,773
                                                            --------------
       Net Assets-100%......................                $1,158,796,941
                                                            --------------

(a) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2002.

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2002, these securities amounted to $263,047,895 or 22.7% of net assets.

(c)   Moody's Rating (unaudited)

+     Unaudited

      See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2002

Assets
Investments in securities, at value (cost $1,215,905,114) .    $1,148,277,168(a)
Cash ......................................................            16,820
Collateral held for securities loaned .....................       131,891,690
Interest receivable .......................................        22,105,458
Receivable for investment securities sold .................        10,551,806
Receivable for capital stock sold .........................         6,880,748
Other assets ..............................................             2,408
                                                               --------------
Total assets ..............................................     1,319,726,098
                                                               --------------
Liabilities
Payable for collateral received on securities loaned ......       131,891,690
Payable for investment securities purchased ...............        17,369,625
Payable for capital stock redeemed ........................         7,151,292
Dividends payable .........................................         2,807,672
Distribution fee payable ..................................           688,213
Advisory fee payable ......................................           552,115
Accrued expenses ..........................................           468,550
                                                               --------------
Total liabilities .........................................       160,929,157
                                                               --------------
Net Assets ................................................    $1,158,796,941
                                                               ==============
Composition of Net Assets
Capital stock, at par .....................................    $      108,293
Additional paid-in capital ................................     1,560,973,620
Distributions in excess of net investment income ..........        (3,056,342)
Accumulated net realized loss on investment
   transactions ...........................................      (331,600,684)
Net unrealized depreciation of investments ................       (67,627,946)
                                                               --------------
                                                               $1,158,796,941
                                                               ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($520,984,486 / 48,677,401 shares of capital stock
   issued and outstanding) ................................    $        10.70
Sales charge -- 4.25% of public offering price ............               .47
                                                               --------------
Maximum offering price ....................................    $        11.17
                                                               --------------
Class B Shares
Net asset value and offering price per share
   ($458,394,430 / 42,850,138 shares of capital stock
   issued and outstanding) ................................    $        10.70
                                                               --------------
Class C Shares
Net asset value and offering price per share
   ($179,418,025 / 16,765,394 shares of capital stock
   issued and outstanding) ................................    $        10.70
                                                                --------------

(a)   Includes securities on loan with a value of $125,112,540 (See Note F).

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2001


Investment Income
Interest .........................   $  108,711,159
Dividends ........................        5,400,250
                                     --------------
                                                        $  114,111,409
Expenses
Advisory fee .....................        7,038,525
Distribution fee--Class A ........        1,677,318
Distribution fee--Class B ........        5,285,374
Distribution fee--Class C ........        1,950,616
Transfer agency ..................        2,185,901
Printing .........................          271,464
Custodian ........................          265,613
Audit and legal ..................          128,699
Administrative ...................          125,000
Registration .....................          102,138
Directors' fees ..................           18,684
Miscellaneous ....................           38,012
                                     --------------
Total expenses before interest ...       19,087,344
Interest expense .................          406,733
                                     --------------
Total expenses ...................                          19,494,077
                                                        --------------
Net investment income ............                          94,617,332
                                                        --------------
Realized and Unrealized Loss
on Investments
Net realized loss on investment
   transactions ..................                        (115,606,822)
Net change in unrealized
   appreciation/depreciation
   of investments ................                         (54,000,835)
                                                        --------------
Net loss on investments ..........                        (169,607,657)
                                                        --------------
Net Decrease in Net Assets
   from Operations ...............                      $  (74,990,325)
                                                        ==============

See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended         Year Ended
                                              June 30, 2002      June 30, 2001
                                             ---------------    ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................   $    94,617,332    $    88,364,167
Net realized loss on investments and
   options transactions ..................      (115,606,822)       (24,601,317)
Net change in unrealized
   appreciation/depreciation
   of investments ........................       (54,000,835)        62,106,834
                                             ---------------    ---------------
Net increase (decrease) in net assets
   from operations .......................       (74,990,325)       125,869,684
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...............................       (43,343,570)       (39,852,341)
   Class B ...............................       (37,442,989)       (35,363,025)
   Class C ...............................       (13,830,773)       (13,148,801)
Distributions in excess of
   net investment income
   Class A ...............................          (277,384)          (166,305)
   Class B ...............................          (239,622)          (147,571)
   Class C ...............................           (88,514)           (54,870)
Tax return of capital
   Class A ...............................        (1,954,848)        (1,345,179)
   Class B ...............................        (1,688,725)        (1,193,647)
   Class C ...............................          (623,785)          (443,826)
Capital Stock Transactions
Net increase .............................       107,857,059         63,615,261
                                             ---------------    ---------------
Total increase (decrease) ................       (66,623,476)        97,769,380
Net Assets
Beginning of period ......................     1,225,420,417      1,127,651,037
                                             ---------------    ---------------
End of period ............................   $ 1,158,796,941    $ 1,225,420,417
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2002

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares:
Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax return of capital and tax character of bond premiums, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

6. Change in Accounting Principle

As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Portfolio. Prior to July 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $42,672 reduction in cost of investments and a corresponding $42,672 decrease in net unrealized depreciation, based on investments owned by the Portfolio on July 1, 2001.


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The effect of this change for the year ended June 30, 2002, was to decrease net investment income by $368,688, decrease net unrealized depreciation of investments by $205,998 and decrease net realized loss on investment transactions by $162,690. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $125,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 2002.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,373,013 for the year ended June 30, 2002.

For the year ended June 30, 2002, the Portfolio's expenses were reduced by $12,468 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $160,090 from the sales of Class A shares and $35,701, $610,418 and $49,144 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2002.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $15,678,123 and $4,989,608 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,115,107,769 and $2,028,791,144, respectively, for the year ended June 30, 2002. There were purchases of $1,488,873,846 and sales of $1,498,521,195 of U.S. government and government agency obligations for the year ended June 30, 2002.

At June 30, 2002, the cost of investments for federal income tax purposes was $1,216,416,803. Accordingly, gross unrealized appreciation of investments was $36,070,185 and gross unrealized depreciation of investments was $104,209,820 resulting in net unrealized depreciation of $68,139,635.

1. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

For the year ended June 30, 2002, the Portfolio did not engage in written options transactions.

2. Swap Agreements

The Portfolio enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At June 30, 2002, the Portfolio had no outstanding swap agreements.

NOTE E

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 were as follows:

                                                       2002              2001
                                                   -----------       -----------
Distributions paid from:
  Ordinary income ..........................       $94,986,020       $88,843,689
                                                   -----------       -----------
  Total taxable distributions ..............       $94,986,020       $88,843,689
  Tax  return of capital ...................         4,267,358         2,982,652
                                                   -----------       -----------
Total distributions paid ...................       $99,253,378       $91,826,341
                                                   -----------       -----------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ......................    $(331,337,665)(a)
Unrealized appreciation/(depreciation) ....................      (68,139,635)(b)
                                                               -------------
Total accumulated earnings/(deficit) ......................    $(399,477,300)
                                                               -------------

(a) On June 30, 2002, the Portfolio had a net capital loss carryforward of $247,419,101 of which $2,817,216 expires in the year 2003, $3,517,339 expires in the year 2004, $8,737,781 expires in the year 2007, $125,726,446 expires in the year 2008, $54,554,000 expires in the year 2009 and $52,066,319 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended June 30, 2002, the Portfolio deferred to July 1, 2002, post October capital losses of $83,918,564.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

NOTE F

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. AG Edwards & Sons, Inc. will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2002, the Portfolio had loaned securities with a value of $125,112,540 and received cash collateral of $131,891,690. For the year ended June 30, 2002, the Portfolio received fee income of $59,464 which is included in interest income in the accompanying statement of operations.

NOTE G

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                       ----------------------------         -------------------------------
                                  Shares                                  Amount
                       ----------------------------         -------------------------------
                       Year Ended        Year Ended         Year Ended           Year Ended
                         June 30,          June 30,            June 30,            June 30,
                             2002              2001                2002                2001
-------------------------------------------------------------------------------------------
Class A
Shares sold            17,526,462        15,779,556       $ 211,137,765       $ 193,640,456
-------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         2,351,837         1,982,252          28,093,903          24,235,882
-------------------------------------------------------------------------------------------
Shares converted
  from Class B          2,816,769         2,054,121          33,551,898          25,189,831
-------------------------------------------------------------------------------------------
Shares redeemed       (17,165,859)      (16,430,350)       (205,172,093)       (201,080,837)
-------------------------------------------------------------------------------------------
Net increase            5,529,209         3,385,579       $  67,611,473       $  41,985,332
===========================================================================================

Class B
Shares sold            14,019,337        10,673,860       $ 169,590,699       $ 131,715,027
-------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         1,812,162         1,572,516          21,677,353          19,234,682
-------------------------------------------------------------------------------------------
Shares converted
  to Class A           (2,817,044)       (2,053,240)        (33,551,898)        (25,189,831)
-------------------------------------------------------------------------------------------
Shares redeemed       (11,640,615)       (8,761,626)       (138,718,474)       (107,233,710)
-------------------------------------------------------------------------------------------
Net increase            1,373,840         1,431,510       $  18,997,680       $  18,526,168
===========================================================================================

Class C
Shares sold             6,102,894         4,521,923       $  73,519,678       $  55,950,266
-------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           671,626           662,673           8,042,057           8,103,794
-------------------------------------------------------------------------------------------
Shares redeemed        (5,056,101)       (4,978,199)        (60,313,829)        (60,950,299)
-------------------------------------------------------------------------------------------
Net increase            1,718,419           206,397       $  21,247,906       $   3,103,761
===========================================================================================


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE H

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended June 30, 2002, the average amount of reverse repurchase agreements outstanding was $19,802,638 and the daily weighted average interest rate was 2.03%.

At June 30, 2002, the Portfolio had no outstanding reverse repurchase agreements.

NOTE I

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2002.

NOTE J

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                   ---------------------------------------------------------------------------
                                                                        Class A
                                   ---------------------------------------------------------------------------
                                                                  Year Ended June 30,
                                   ---------------------------------------------------------------------------
                                          2002(a)         2001            2000            1999            1998
                                   ---------------------------------------------------------------------------
Net asset value,
  beginning of period ..........   $     12.29     $     11.91     $     12.49     $     14.19     $     14.19
                                   ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .......           .94             .97            1.04            1.06            1.08
Net realized and unrealized
  gain (loss) on investments,
  swap contracts and options
  transactions .................         (1.55)            .42            (.55)          (1.64)            .12
                                   ---------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ..............          (.61)           1.39             .49            (.58)           1.20
                                   ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............          (.94)           (.97)          (1.04)          (1.07)          (1.08)
Distributions in excess of
  net investment income ........            -0-           (.01)             -0-           (.01)           (.12)
Tax return of capital ..........          (.04)           (.03)           (.03)           (.04)             -0-
                                   ---------------------------------------------------------------------------
Total dividends and
  distributions ................          (.98)          (1.01)          (1.07)          (1.12)          (1.20)
                                   ---------------------------------------------------------------------------
Net asset value,
  end of period ................   $     10.70     $     12.29     $     11.91     $     12.49     $     14.19
                                   ===========================================================================
Total Return
Total investment return based
  on net asset value(c) ........         (5.51)%         12.03%           4.11%          (4.08)%          8.66%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............   $   520,984     $   530,446     $   473,578     $   476,141     $   510,397
Ratio to average net assets of:
Expenses .......................          1.12%           1.31%           1.12%           1.11%           1.05%
  Expenses, excluding
  interest expense .............          1.09%           1.09%           1.11%           1.11%           1.05%
  Net investment income ........          7.79%           7.95%           8.51%           8.13%           7.52%
Portfolio turnover rate ........           276%            340%            302%            281%            244%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ---------------------------------------------------------------------------
                                                                        Class B
                                   ---------------------------------------------------------------------------
                                                                  Year Ended June 30,
                                   ---------------------------------------------------------------------------
                                          2002(a)         2001            2000            1999            1998
                                   ---------------------------------------------------------------------------
Net asset value,
  beginning of period ..........   $     12.30     $     11.92     $     12.49     $     14.19     $     14.19
                                   ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .......           .85             .88             .95             .97             .98
Net realized and unrealized
  gain (loss) on investments,
  swap contracts and options
  transactions .................         (1.55)            .42            (.54)          (1.64)            .13
                                   ---------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ..............          (.70)           1.30             .41            (.67)           1.11
                                   ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............          (.85)           (.88)           (.95)           (.98)           (.98)
Distributions in excess of
  net investment income ........          (.01)           (.01)             -0-           (.01)           (.13)
Tax return of capital ..........          (.04)           (.03)           (.03)           (.04)             -0-
                                   ---------------------------------------------------------------------------
Total dividends and
  distributions ................          (.90)           (.92)           (.98)          (1.03)          (1.11)
                                   ---------------------------------------------------------------------------
Net asset value,
  end of period ................   $     10.70     $     12.30     $     11.92     $     12.49     $     14.19
                                   ===========================================================================
Total Return
Total investment return based
  on net asset value(c) ........         (6.23)%         11.24%           3.39%          (4.77)%          7.95%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............   $   458,394     $   509,953     $   477,259     $   630,631     $   672,374
Ratio to average net assets of:
  Expenses .....................          1.83%           2.03%           1.83%           1.82%           1.75%
  Expenses, excluding
    interest expense ...........          1.80%           1.81%           1.83%           1.82%           1.75%
  Net investment income ........          7.05%           7.18%           7.77%           7.41%           6.80%
Portfolio turnover rate ........           276%            340%            302%            281%            244%

See footnote summary on page 30.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ---------------------------------------------------------------------------
                                                                        Class C
                                   ---------------------------------------------------------------------------
                                                                  Year Ended June 30,
                                   ---------------------------------------------------------------------------
                                          2002(a)         2001            2000            1999            1998
                                   ---------------------------------------------------------------------------
Net asset value,
  beginning of period ..........   $     12.30     $     11.91     $     12.49     $     14.19     $     14.19
                                   ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .......           .85             .89             .94             .97             .99
Net realized and unrealized
  gain (loss) on investments,
  swap contracts and options
  transactions .................         (1.55)            .42            (.54)          (1.64)            .12
                                   ---------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ..............          (.70)           1.31             .40            (.67)           1.11
                                   ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............          (.85)           (.89)           (.95)           (.98)           (.99)
Distributions in excess of
  net investment income ........          (.01)             -0-             -0-           (.01)           (.12)
Tax return of capital ..........          (.04)           (.03)           (.03)           (.04)             -0-
                                   ---------------------------------------------------------------------------
Total dividends and
  distributions ................          (.90)           (.92)           (.98)          (1.03)          (1.11)
                                   ---------------------------------------------------------------------------
Net asset value,
  end of period ................   $     10.70     $     12.30     $     11.91     $     12.49     $     14.19
                                   ===========================================================================
Total Return
Total investment return based
  on net asset value(c) ........         (6.23)%         11.33%           3.30%          (4.77)%          7.95%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............   $   179,418     $   185,022     $   176,814     $   204,271     $   254,530
Ratio to average net assets of:
  Expenses .....................          1.82%           2.03%           1.83%           1.81%           1.75%
  Expenses, excluding
     interest expense ..........          1.79%           1.81%           1.82%           1.81%           1.75%
  Net investment income ........          7.07%           7.22%           7.75%           7.37%           6.83%
Portfolio turnover rate ........           276%            340%            302%            281%            244%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share and net realized and unrealized loss on investments per share by less than $.01 for Class A, Class B and Class C, respectively, and decrease the ratio of net investment income to average net assets from 7.82% to 7.79% for Class A, from 7.08% to 7.05% for Class B and from 7.10% to 7.07% for Class C. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                ------------------------------------------------
                                REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
                                ------------------------------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and
Board of Directors of
Alliance Bond Fund, Inc.
Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Corporate Bond Portfolio (the "Portfolio") (one of the portfolios constituting the Alliance Bond Fund, Inc.) as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Corporate Bond Portfolio of the Alliance Bond Fund, Inc. at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
New York, New York
August 9, 2002


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 31

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

net asset value

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 33

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
34 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Matthew D.W. Bloom, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Lawrence J. Shaw, Vice President
Michael A. Snyder, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 35

-----------------------
MANAGEMENT OF THE FUNDS
-----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                               PORTFOLIOS
                                                                 IN FUND         OTHER
  NAME, ADDRESS,                        PRINCIPAL                COMPLEX     DIRECTORSHIPS
  AGE OF DIRECTOR                     OCCUPATION(S)            OVERSEEN BY      HELD BY
(YEARS OF SERVICE*)                DURING PAST 5 YEARS          DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS
John D. Carifa,** 57,           President, Chief Operating         118          None
1345 Avenue of the              Officer and a Director of
Americas                        Alliance Capital Management
New York, NY 10105 (14)         Corporation ("ACMC"), with
                                which he has been associated
                                since prior to 1997.

DISINTERESTED DIRECTORS
Ruth Block,#+, 71,              Formerly an Executive Vice          92          None
P.O. Box 4623                   President and the Chief
Stamford, CT 06903 (14)         Insurance Officer of The
                                Equitable Life Assurance
                                Society of the United States;
                                Chairman and Chief Executive
                                Officer of Evlico. Formerly a
                                Director of Avon, BP Amoco
                                Corporation, Ecolab, Inc.,
                                Tandem Financial Group and
                                Donaldson, Lufkin & Jenrette
                                Securities Corporation.

David H. Dievler,#+, 72,        Independent consultant. Until       99          None
P.O. Box 167                    December 1994, Senior Vice
Spring Lake, NJ 07762 (14)      President of ACMC responsible
                                for mutual fund
                                administration. Prior to
                                joining ACMC in 1984, Chief
                                Financial Officer of Eberstadt
                                Asset Management since 1968.
                                Prior to that, Senior Manager
                                at Price Waterhouse & Co.,
                                member of American Institute
                                of Certified Public
                                Accountants since 1953.

John H. Dobkin,#+, 60,          Consultant. Currently,              95          None
P.O. Box 12                     President of the Board of Save
Annandale, NY 12504 (4)         Venice, Inc. (preservation
                                organization). Formerly a
                                Senior Advisor from June 1999
                                - June 2000 and President from
                                December 1989 - May 1999 of
                                Historic Hudson Valley
                                (historic preservation).
                                Previously, Director of the
                                National Academy of Design and
                                during 1988-92, Director and
                                Chairman of the Audit
                                Committee of ACMC.


--------------------------------------------------------------------------------
36 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                         -----------------------
                                                         MANAGEMENT OF THE FUNDS
                                                         -----------------------

                                                               PORTFOLIOS
                                                                 IN FUND         OTHER
  NAME, ADDRESS,                        PRINCIPAL                COMPLEX     DIRECTORSHIPS
  AGE OF DIRECTOR                     OCCUPATION(S)            OVERSEEN BY      HELD BY
(YEARS OF SERVICE*)                DURING PAST 5 YEARS          DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
William H. Foulk, Jr.,#+,69,    Investment Adviser and an          113          None
2 Sound View Drive              independent consultant.
Suite 100                       Formerly Senior Manager of
Greenwich, CT 06830 (4)         Barrett Associates, Inc., a
                                registered investment adviser,
                                with which he had been
                                associated since prior to
                                1997. Formerly Deputy
                                Comptroller of the State of
                                New York and, prior thereto,
                                Chief Investment Officer of
                                the New York Bank for Savings.

Clifford L. Michel,#+, 62,      Senior Counsel of the law firm      95          Placer Dome,
15 St. Bernard's Road,          of Cahill Gordon & Reindel,                     Inc.
Gladstone, NJ 07934 (14)        since February 2001 and a                       (mining)
                                partner of that firm for more
                                than 25 years prior thereto.
                                President and Chief Executive
                                Officer of Wenonah Development
                                Company (investments).


Donald J. Robinson,#+67,        Senior Counsel of the law firm     107          None
98 Hell's Peak Road             of Orrick, Herrington &
Weston, VT 05161 (5)            Sutcliffe LLP since January
                                1997. Formerly a senior
                                partner and a member of the
                                Executive Committee of that
                                firm. He was also a member and
                                Chairman of the Municipal
                                Securities Rulemaking Board
                                and a Trustee of the Museum of
                                the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director:", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 37

-----------------------
MANAGEMENT OF THE FUNDS
-----------------------

Officer Information

Certain information concerning the Fund's officers is set forth below.

                             Position(s) Held          Principal Occupation
Name, Address* and Age       with Fund                 During Past 5 Years**
--------------------------------------------------------------------------------

Wayne D. Lyski, (60)         Senior Vice President     Executive Vice President
                                                       of Alliance Capital
                                                       Management Corporation
                                                       ("ACMC")**, with which he
                                                       has been associated since
                                                       prior to 1997.

Kathleen A. Corbet, (42)     Senior Vice President     Executive Vice President
                                                       of ACMC**, with which she
                                                       has been associated since
                                                       prior to 1997.

Matthew D.W. Bloom, (45)     Vice President            Senior Vice President of
                                                       ACMC**, with which he has
                                                       been associated since
                                                       prior to 1997.

Jeffrey S. Phlegar, (35)     Vice President            Senior Vice President of
                                                       ACMC**, with which he has
                                                       been associated since
                                                       prior to 1997.

Sean Kelleher, (41)          Vice President            Senior Vice President of
                                                       ACMC** since 1999.
                                                       Previously, a manager of
                                                       the MBS swaps desk at
                                                       Deutsche Bank since 1997
                                                       and worked in fixed
                                                       income research at
                                                       Merrill Lynch since prior
                                                       to 1997.

Paul J. DeNoon, (39)         Vice President            Senior Vice President of
                                                       ACMC**, with which he has
                                                       been associated since
                                                       prior to 1997.

Lawrence J. Shaw, (51)       Vice President            Senior Vice President of
                                                       ACMC, **with which he has
                                                       been associated since
                                                       prior to 1997.

Michael A. Snyder, (40)      Vice President            Senior Vice President of
                                                       ACMC** since May, 2001.
                                                       Previously he was a
                                                       Managing Director in the
                                                       high yield asset
                                                       management group at
                                                       Donaldson, Lufkin &
                                                       Jenrette Corporation from
                                                       1998 to 2001, and a
                                                       Managing Director at Bear
                                                       Stearns & Co. from 1997
                                                       to 1998. Prior thereto,
                                                       he was a Senior Vice
                                                       President at Prudential
                                                       Capital since prior to
                                                       1997.


--------------------------------------------------------------------------------
38 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                         -----------------------
                                                         MANAGEMENT OF THE FUNDS
                                                         -----------------------

                             Position(s) Held          Principal Occupation
Name, Address* and Age       with Fund                 During Past 5 Years**
--------------------------------------------------------------------------------

Edmund P. Bergan, Jr., (52)  Secretary                 Senior Vice President and
                                                       General Counsel of
                                                       Alliance Fund
                                                       Distributors, Inc.
                                                       ("AFD")** and Alliance
                                                       Global Investor Services,
                                                       Inc. ("AGIS")**, with
                                                       which he has been
                                                       associated since prior to
                                                       1997.

Mark D. Gersten, (51)        Treasurer and Chief       Senior Vice President of
                             Financial Officer         AGIS**, with which he has
                                                       been associated since
                                                       prior to 1997.

Vincent S. Noto, (37)        Controller                Vice President of AGIS**,
                                                       with which he has been
                                                       associated since prior to
                                                       1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 39

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
Intermediate Municipal Portfolios
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
40 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

Alliance Bond Fund Corporate Bond Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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